UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018 (April 24, 2018)

WARRIOR MET COAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38061 (Commission File Number)	81-0706839 (I.R.S Employer Identification No.)
16243 Highway 216 Brookwood, Alabama (Address of principal executive offices)		35444 (Zip Code)
Registrant's telephone number, including area code: (205) 554-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Warrior Met Coal, Inc. (the “Company”) was held on April 24, 2018. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The stockholders elected each of the nine director nominees to serve as directors until the Company’s 2019 Annual Meeting of Stockholders and until a successor is duly elected and qualified. Each nominee was a current director of the Company who was re-elected. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Walter J. Scheller, III	37,476,225	2,857,861	2,246,608
Stephen D. Williams	36,978,827	3,355,259	2,246,608
Michael A. Addeo	37,405,464	2,928,622	2,246,608
J. Brett Harvey	40,241,404	92,682	2,246,608
Keith W. Luh	40,257,248	76,838	2,246,608
Blaine D. MacDougald	36,077,668	4,256,418	2,246,608
Matthew R. Michelini	28,169,743	12,164,343	2,246,608
Alan H. Schumacher	40,204,172	129,914	2,246,608
Gareth N. Turner	37,405,424	2,928,662	2,246,608

Proposal 2 – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders adopted a resolution approving, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers as disclosed in accordance with Securities and Exchange Commission compensation disclosure rules. The result of the vote taken at the Annual Meeting was as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
40,209,708	14,044	100,203	10,131	2,246,608

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions
42,565,774	7,495	7,425

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 26, 2018	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer

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